Delaware	333-99101	98-0381367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2006

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-99101	98-0381367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
Industries Demonstration Zone, Yang Ling,
People's Republic of China 712100
(Address of principal executive offices) (zip code)

86-29-87074957
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

On March 15, 2006, we completed a private placement offering of 380,179 shares our common stock, par value $0.0001 per share, to accredited investors for an aggregate purchase price of approximately $5,322,506. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation S, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 2.02 Results of Operations and Financial Condition

On March 16, 2006, we announced our anticipated increase in revenues for the year ended December 31, 2005. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure

On March 20, 2006, we announced that we closed on a private placement of our common stock and that the proceeds of such sale have been used to fulfill repayment obligations of a $5,000,000 short term note. A copy of the press release that discusses this matter is filed as Exhibit 99.2 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Form of Placement Agreement.
99.1	Press Release, dated March 16, 2006, issued by Bodisen Biotech, Inc.
99.2	Press Release, dated March 20, 2006, issued by Bodisen Biotech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODISEN BIOTECH, INC.

Dated: March 20, 2006	By:	/s/ Qiong Wang
Name: Qiong Wang
Title: Chief Executive Officer